Exhibit 99.1 International ® is a registered trademark of , Inc.

Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on
Form 10-K for the year ended October 31, 2014 and our quarterly report on Form 10-Q for the quarter ended April 30, 2015. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-
looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

2 Troy Clarke President & Chief Executive Officer

Leading manufacturer of
commercial trucks, buses and
defense vehicles
Number of active employees:
~14,200
2014 revenue: ~$10.8 billion
Ranked #276 in 2014 U.S.
Fortune 500
Strong and diverse product line-
up
One of the largest parts
distribution networks in the U.S.
Well capitalized and profitable
captive finance company
Who is Navistar?
9900i
DuraStar
ProStar
+
TranStar
PayStar
TerraStar
WorkStar
LoneStar

2012-2014 Turnaround Accomplishments
Navistar has
completed 10 years
of progress in the
last 2 years
Navistar has
completed 10 years
of progress in the
last 2 years
Divested Non-core
Businesses and
Joint Ventures
Consolidated
Manufacturing
Initiated Lean
Practices
Lowered Break-
Even Point
Changed Engine
Technology
EGR
SCR
Reduced Warranty
Improved Quality
Expanded EBITDA
Margin
This disciplined approach has positioned Navistar for improved profit and market share

Excellence in Operations
Vision
Areas of Focus:
2015 & Beyond
Foundation: Drive
to Deliver,
2012 –
2014
Excellence in Operations
$120 million lower manufacturing cost
$640 million in structural cost savings
Significant material cost reductions
Significant working capital reductions
Flawless product launches
Product quality significantly improved
•
Close the cost gap
•
New product launches
•
Increased brand consideration
•
Target customers
•
Manage used truck inventory
•
Best-in-class technology
integration
•
Connected vehicle leadership
•
Lowest industry dwell time
•
Lean organization
•
Recruit and retain key skills
and leadership talent
Finish the Turnaround
Uptime
Leaders

Company Highlights
Overall industry outlook steady heading into 2016 with favorable mix that will benefit the company
After the successful execution of our SCR emission program, Navistar is refreshing the product portfolio to focus on quality, driver experience, fuel economy and the connected vehicle
OnCommand
Connection is the industry leading connected truck
application, having positive impact on many parts of the business
Best-in-class integration allows Navistar to partner with global suppliers:
increase speed to market, deliver leading-edge technology and provide customer choice
Quality, reliability and customer support driving significant improvements in Uptime
Improved margin profile with 50% lower break-even than 2012 will continue to improve through relentless cost reduction and production efforts
Balance sheet flexibility to execute on “Uptime” strategy

Industry Growth Drivers
Diesel and Crude Oil Prices
Purchasing power of truck owners continues
to improve due to tonnage increases and
decline in fuel prices
Truck tonnage index of 132.1 in May 2015, not
far from an all-time high of 135.8
Average age of class 8 vehicles above norm
Industry volume expected to increase from
342,000 units in 2014 to 365,000 units in 2015
(6.7% growth) and is expected to remain flat in
2016
$/Bbl
(WTIC, BRENT)
$/Gal
(Diesel, Regular)
ATA Truck Tonnage Index
0
1
2
3
4
5
30
60
90
120
150
2010
2011
2012
2013
2014
2015
WTIC
Brent
Diesel
Regular
90
100
110
120
130
140
2005
2007
2009
2011
2013
2015

+750 bps
8.9%
30.0%
Segment Leadership, Positioned for Growth
Note: Based on market share position determined by brand in U.S. and Canada; growth rates and estimates assume mid-point of range (as per February 4, 2015
Analyst Day)
Bus
Medium
Class 8 –
Heavy
Class 8 –
Severe
Navistar
Volume
(units sold)
10,900
9,900
11,400
2014
2015E
12.6%
Navistar
Market
Share
19,000
15,000
20,000
2014
2015E
26,800
25,800
27,800
2014
2015E
9,300
9,000
10,300
2014
2015E
40%
35%
45%
2014
2015E
24%
21%
27%
2014
2015E
14%
14%
16%
2014
2015E
15%
16%
17%
2014
2015E
'14-'15
Growth
Rate
5.8%
+0 bps
+450 bps
+100 bps
'14-'15
Share
increase
On track to deliver share targets in 3 of 4 product lines…
On track to deliver share targets in 3 of 4 product lines…

IT'S UPTIME AT

ES

NOT A PROPANE OPTION.
A PROPANE ANSWER.

NAVISTAR

9 Navistar’s Product Offensive Focused-Spec’d Trucks Project Horizon Alternative Fuels Premium Vocational

10
Connected Vehicle –
Differentiation that Creates Value
Navistar is leading the way with its remote diagnostic tool…
OnCommand
Connection…to be the industry leader in Uptime!
Navistar is leading the way with its remote diagnostic tool…
OnCommand
Connection…to be the industry leader in Uptime!
Over 130,000 vehicles connected
Standard offering on International
trucks
Remote diagnostic and
performance monitoring
Leading Uptime tool
Integrated customer support
through dealers, parts and service
Extensive database for analytic
applications of products and
services
Drives product consideration
Improves mix and revenue
Provides additional opportunity in
parts business
Provides large fleet service to small
fleet
Lower cost of ownership
Remote
diagnostic and
performance
monitoring
Customer support center
Vehicle diagnostics/rooting
Customer Service
arrives
writes up
Diagnostics
Parts
availability
Repairs
start
Customer back
on the road
Customer
arrives
Repairs
start
Customer
back
on the road
Wait period eliminated by
on-board vehicle
diagnostics
Yesterday
Today
Proactive diagnostics and repair planning improve Uptime
Over 130,000
vehicles connected

Best-In-Class Integration
Leading supplier technology integration
allows Navistar to deliver…
Leading-edge technology
Bendix Wingman Fusion
Integrated and validated engineering
Eaton Cummins SmartAdvantage
AMT
PSI Propane engine
Customer choice in transmissions, axles,
collision mitigation tools, etc.
Speed to market
Leverage suppliers’ technology spend

ProStar w/2010
Emission EGR engine
ProStar w/2013
Emission SCR engine
2015 ProStar w/2013
Emission SCR engine
Significant Improvements in Product Quality
Leaders in engineering
validation:
200 validation vehicles
and engines
More than 11 million
equivalent miles of
testing
ProStar with Navistar engines: Repair rates
ProStar with Navistar engines: Repair rates
Today’s Navistar engines
are twice as reliable as
2010 models
Approaching warranty
expense of less than
2.5% of revenue
Twice as
reliable
Targeting
25%
improvement

Supporting Customers Through Parts and Service
2014 Revenue: $2.5 billion
National Account Customers
North America Parts demonstrates
continued growth through the
turnaround period
Parts remain a key component of
profitability and cash generation
OnCommand Connection technology
plays a key role in parts and services
growth and customer Uptime
All
Makes
Proprietary
FY12
FY13
FY14
North America Parts Segment Profit

IT'S UPTIME AT

ALASKA
Anchorage
YUKON TERRITORY
NORTHWEST TERRITORIES
NUNAVUT
Hudson Bay
Labrador Sea
CANADA
NFLD. AND LAB.
QUEBEC
BRITISH COLUMBIA
ALBERTA
Edmonton
SASK.
MANITOBA
ONTARIO
Regina
Winnipeg
Boston
New York
Philadelphia
Virginia Beach
OREGON
WYOMING
SOUTH DAKOTA
Salt Lake City
NEVADA
San Francisco
Denver
Omaha
UNITED STATES
Las Vegas
Santa Fe
ARIZONA
Phoenix
Los Angeles
MEXICO
Houston
New Orleans
Miami
Nassau
THE BAHAMAS
CUBA
Santa Clara
SONORA
COAHUILA
Culiacan
MEXICO
Monterrey
Gulf of Mexico
Mérida
Caribbean
OAXACA
Guatemala City
San Pedro Sula
La Ceiba
Tegucigalpa
Barranquilla

NAVISTAR

Parts and Service Supported by the Broadest
Dealer Network in the Industry
800+ Dealer Locations
8,000 Service Bays
7,600 Technicians
$350 million Parts
Inventory
Recognized Market
Leadership
Leading Uptime

15 Walter Borst Executive Vice-President and Chief Financial Officer

Adjusted EBITDA Margin
Adjusted EBITDA Margin
EBITDA Margin Goals Remain on Track
3.8%
2.5%
1.7%
1.2%
0.8%
8-10%
8-10%
12-14%
Q2 2015
margin
Cost
improvements
Revenue
drivers
Q4 2015E
margin
2016E /
2017E
Industry
Benchmark
Adjusted EBITDA for Q3
within communicated range
and solid plans in place to
achieve at least 8%
adjusted EBITDA margin in
Q4 2015
Near term adjusted EBITDA
target sustainable in 2016
and 2017
Cost improvements continue
to be significant portion of
near-term plans to grow
adjusted EBITDA
Upside opportunities in cost
and revenue depending on
pace of market share
recovery
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation

Growing Core North America Truck Revenue
Revenue drivers
Revenue drivers
Increased year-over-year volumes
Enhanced value proposition for
customer driving sales through
improved quality, reliability and
technology
Shift in mix toward higher margin
products and dealer led sales
Leading supplier technology and
customer choice
¹ Assumes mid-point of range

18 Four Pronged Cost Approach to Improving Returns Material costs Structural costs Manufacturing costs Warranty costs Lowered break-even point by more than 50% since 2012

IT'S UPTIME AT

Gross Material Savings as % of Manufacturing Revenue

NAVISTAR

Material Cost Savings
Gross
Material
Savings
(A)
Gross
Material
Savings
(A)
1.5–1.8%
Material and logistics savings
driven by:
Design cost reductions
Supplier consolidation
Make vs. buy studies
Logistics optimization
Optimizing supply footprint
Benchmarking material costs
2015 material savings will have a
greater impact on margins as
incremental SCR costs have been
largely offset
(A)
Excludes incremental SCR costs
1.2%
1.7%
2013
2014
2015E

IT'S UPTIME AT

Manufacturing Savings (in millions)

NAVISTAR

Manufacturing Cost Improvements
Manufacturing Savings
Manufacturing Savings
$40–60
Previously announced
consolidation of mid-range engine
operations and closure of foundry
operations will deliver $35 million of
savings
Implementation of lean in our
plants making significant progress
Increasing manufacturing
productivity
Continuing to study utilization /
footprint optimization
$44
$79
2013
2014
2015E

IT'S UPTIME AT

Structural Costs as % of Manufacturing Revenue

NAVISTAR

Structural Cost Improvements
Structural Costs
Structural Costs
15%
12%
2013
2014
2015E
10–11%
Target
Intense focus to drive SG&A costs
towards industry benchmarks
Engineering expense projected to
decline year-over-year as a result of
shift in engine strategy
$640 million in cost savings since
2012 have helped to offset business
headwinds
Lower revenue impacting current
structural cost percentage

IT'S UPTIME AT

Warranty Expense as % of Manufacturing Revenue

EGR engines in warranty
* Estimated
UNITS IN WARRANTY
2011
2012
2013
2014
2015*
2016*
2017*
LD V8
MD I-6
BIG BORE HD EXTENDED
BIG BORE HD

NAVISTAR

Warranty Cost Improvements
Warranty Expense
Warranty Expense
7.7%
3.7%
2013
2014
2015E
3.3–3.7%
Target
4% point improvement achieved
ahead of plan
Q1 and Q2 2015 run rates less
than 3% of revenue
Majority of 13L legacy MaxxForce
engines out of standard warranty
and extended warranty cycle
OnCommand Connection helping
to drive preventative measures and
increase Uptime
Warranty spend will approach
warranty expense by 2018

Improving Balance Sheet Flexibility
Balance sheet goals
Balance sheet goals
2014
Further improvement in liquidity
Pension & OPEB funding vs. expense
Warranty spend vs. expense
Lower Used Truck inventory levels
Risk reduction
Debt maturity schedule
Lower leverage over time
2017
MFG Interest
CapEx
Pension & OPEB
Warranty
Used Truck Inventory
Manufacturing Cash uses decline
significantly by 2017
Manufacturing Cash uses decline
significantly by 2017
Manufacturing
Cash uses
decline by $200
million in 2017

IT'S UPTIME AT

Capital Expenditures (in millions)

NAVISTAR

Capital Spending Not Expected to Return to Historical
Levels as We Continue to Partner
We continue to invest in
our products to solidify
our place as a market
leader
Leveraging our
partnerships reduces the
need for capital
expenditures
We anticipate that capital
expenditures will
increase, but not return to
historical levels
Fewer proprietary
engine programs
More efficient spending
$167
$88
$125 -
$150
$150 -
$200
$150 -
$200
2013
2014
2015E
2016E
2017E
Capital Expenditures
Capital Expenditures

IT'S UPTIME AT

Gross Used Truck Inventory (in millions)

Used Truck Inventory Elevated in Near-Term Before
Declining
Need to take trades to manage new
truck sales
Balancing Profit, Residuals and
Working Capital requirements
Used Truck inventory will improve over
time as the amount of EGR units
moves through trade cycle
Robust demand-generation efforts to
manage used truck inventory
Diamond Renewed certified used
truck program
Export sales
Gross Used Truck Inventory
Gross Used Truck Inventory
$300
$375
$375-$400
$300-$350
2014
2015 Q2
Peak
2017E

IT'S UPTIME AT

Pension unfunded status ($M)

OPEB unfunded status ($M)

NAVISTAR

Pension and OPEB Unfunded Status Forecast to Improve
Materially by 2017
Pension unfunded status
Pension unfunded status
OPEB unfunded status
OPEB unfunded status
$1,414
$900
$700
$0
$400
$800
$1,200
$1,600
2014
2017E
2017E
(+100 bps)
$1,542
$1,450
$1,250
$0
$600
$1,200
$1,800
2014
2017E
2017E
(+100 bps)
$3 billion unfunded Pension and
OPEB at end of FY2014
Anticipate 21% decrease in
unfunded status by 2017 under
current assumptions
(A)
Additional upside exists if
discount rates increase
(A)
Excludes any potential impact due to mortality assumptions

IT'S UPTIME AT

Manufacturing Cash Balance (in millions)

NAVISTAR

Pro Forma Manufacturing Cash Balance
$722
$777
$1,152
$1,100
$1,186
$1,505
$1,523
$1,099
$1,060
$1,098
$1,018
$733
$784
$1,106
2007
2008
2009
2010
2011
2012
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Q2
FY15
Pro
Forma
Note:
This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation; cash balance includes marketable securities; Q2 FY15 Pro Forma manufacturing cash includes accrued interest and expenses of $20 million
Manufacturing Cash Balance
Manufacturing Cash Balance
Refinancing adds significant liquidity to Navistar’s balance sheet

IT'S UPTIME AT

Debt Maturities (in millions)

NAVISTAR

No Material Near-Term Debt Maturities
Debt maturity profile
significantly extended
during 2014 and
2015, providing
additional financial
flexibility
Seeking to reduce
leverage over time
Pro forma, the
refinancing shifts
~$700 million of debt
maturing in 2017 to
2020
$100
$100
$54
$227
$421
$1,040
$1,444
2015
2016
2017
2018
2019
2020
Thereafter
Note:
Total manufacturing debt of $2.91B, as of April 30, 2015.
$748
Debt Maturities
Debt Maturities

U.S. Environmental Protection Agency (“EPA”) Lawsuit
In February 2012, Navistar, Inc. received a Notice of Violation ("NOV") from the EPA.
The NOV pertained to approximately 7,600 diesel engines which, according to the EPA, were produced by Navistar, Inc. in 2010 and, therefore, should have met the EPA's 2010 emissions standards. Navistar, Inc. previously provided information to the EPA evidencing its belief that the engines were in fact produced in 2009.  The NOV contains the EPA's conclusion that
Navistar, Inc.'s alleged production of the engines in 2010 violated the Federal Clean Air Act.
In July 2014, the Department of Justice ("DOJ") informed Navistar, Inc. that the matter had been referred by the EPA to the DOJ.
Navistar, Inc. and the DOJ had been in discussions concerning this matter.
On July 14, 2015, the DOJ filed a lawsuit against Navistar International Corporation and
Navistar, Inc. (collectively, the “Company”) alleging that during 2010 the Company introduced into commerce approximately 7,750 heavy-duty diesel engines that did not meet the EPA’s emissions standards applicable to 2010 engines, resulting in violations of the Federal Clean
Air Act. The lawsuit requests injunctive relief and the assessment of civil penalties of up to
$37,500 for each violation.  On July 15, 2015, Navistar International Corporation filed a
Current Report on Form 8-K disclosing the commencement of the litigation.
The Company disputes the allegations in the lawsuit and intends to defend itself.

Company Highlights
Overall industry outlook steady heading into 2016 with favorable mix that will benefit the company
After the successful execution of our SCR
emission program, Navistar is
refreshing the product portfolio to focus on quality, driver experience, fuel economy and the connected vehicle
OnCommand
Connection is the industry leading connected truck
application, having positive impact on many parts of the business
Best-in-class integration allows Navistar to partner with global suppliers:
increase speed to market, deliver leading-edge technology and provide customer choice
Quality, reliability and customer support driving significant improvements in Uptime
Improved margin profile with 50% lower break-even than 2012 will continue to improve through relentless cost reduction and production efforts
Balance sheet flexibility to execute on “Uptime” strategy

International ® is a registered trademark of , Inc. Appendix

Q2 2015 Financial Results
Generated positive manufacturing cash flow
Increased core chargeouts
(A)
to 18,600 trucks
Up 38% from Q1 2015
Up 10% from Q2 2014
Grew adjusted EBITDA
Achieving cost reductions
Taking actions towards improving capacity utilization
Investing in the core business
(A)
Includes
U.S.
and
Canada
School
bus
and
Class
6-8
medium and heavy truck.

Q2 2015 Income Statement Summary
Quarters Ended
April 30
$
in
millions,
except
per
share
and
units
2015
2014
Chargeouts
(A)
18,600
16,900
Sales
and Revenues
$2,693
$2,746
Income
(Loss)
from
Continuing
Operations,
Net
of
Tax
(B)
$(64)
($298)
Diluted
Income
(Loss)
Per Share
from
Continuing
Operations
(B)
($0.78)
($3.66)
EBITDA
$85
($119)
Note:
This
slide
contains
non-GAAP
information;
please
see
the
REG
G
in
appendix
for
a
detailed
reconciliation.
(A)
Includes
U.S.
and
Canada
School
bus
and
Class
6-8
medium and
heavy
truck.
(B)
Amounts
attributable
to
Navistar
International
Corporation.

Q2 2015 Manufacturing Cash Summary and Guidance
Guidance
(A)
Actual
Q1
2015
Manufacturing
Cash
Balance
(B)
$733
$733
Consolidated
Adjusted
EBITDA
(C)
$100
-
$150
$102
Capex/Cash
Interest/Pension &
OPEB
Funding
($120)
-
($110)
($114)
Change
in
Net
Working
Capital/Debt
and
Warranty/Other
^
($13) -
$27
$63
Q2
2015
Manufacturing
Cash
Balance**
$700-800
$784
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
(A)
Guidance as provided on 3/3/2015.
(B)
Cash balance includes marketable securities.
(C)
Excluding one-time items and pre-existing warranty.

IT'S UPTIME AT

NAVISTAR CAPITAL
a GE Capital program

NAVISTAR

Navistar Financial Corporation
Highlights
Highlights
Financial Services Segment profit of $22 million for Q2 2015, $46 million YTD
U.S. financing availability of $232 million as of April 30, 2015
Financial Services Debt/Equity Leverage of 3.9:1
Retail accounts funding facility renewed in May 2015 for $100 million
GE announced intent to sell assets of GE Capital which include Navistar Capital
Dealer floor plan
Retail Notes
Bank Facility
NFSC wholesale trust as of April
2015
$1 billion funding facility
Variable portion matures January
2016
Term portions mature September
2015 and October 2016
On balance sheet
Broader product offering
Enhanced ability to support large
fleets
Better access to less expensive
capital
$764 million facility ($500 million
revolver and $264 million term loan
matures in December 2016) as of
April 30, 2015
Funding for retail notes,
wholesale notes, retail accounts
and dealer open accounts
On balance sheet

IT'S UPTIME AT

Cummins		✓	✓	✓		✓				✓
							✓	✓	✓	✓
					✓					
MAN		✓			✓	✓	✓			✓
NAVISTAR							✓	✓		✓
NAVISTAR								✓		
PSI									✓	

NAVISTAR

Navistar’s Product Line-Up
Class 8 heavy duty
on-highway
Class 8 heavy duty
on-highway
6/7
Med.
6/7
Med.
Class 8 severe
Class 8 severe
Bus and other
Bus and other
Our vision is to be the truck maker that customers can count on to help them win…by providing industry-leading Uptime, outstanding fuel efficiency and low cost of ownership
Supplier
partner
Engine
model
ProStar
LoneStar
9900i
TranStar
PayStar
WorkStar
DuraStar
Bus
Global/
Other
ISX-15
ISB-6.7
ISL-G
Navistar
N13
Navistar
N10
Navistar
N9
Propane
8.8L

Retail Market Share in Commercial Vehicles
Three Months Ended
April 30, 2015
January 31, 2015
October 31, 2014
July 31, 2014
April 30, 2014
Core Markets (U.S. and Canada)
Class 6 and 7 medium trucks
27%
21%
19%
20%
26%
Class 8 heavy trucks
12%
10%
15%
14%
14%
Class 8 severe service trucks
15%
14%
14%
15%
17%
Combined class 8 trucks
13%
11%
15%
14%
15%
Class 6/7
Medium-Duty
Class 8
Severe Service
Class 8
Heavy

Worldwide Engine Shipments
Three months ended April 30,
%
Change
Six months ended
April 30,
%
Change
(in units)
2015
2014
Change
2015
2014
Change
OEM sales-South America
11,600
24,500
(12,900)
(53)%
27,300
44,900
(17,600)
(39)%
Intercompany sales
7,000
10,100
3,100)
(31)%
13,600
19,600
(6,000)
(31)%
Other OEM sales
2,600
2,900
(300)
(10)%
5,500
5,300
200
4%
Total sales
21,200
37,500
(16,300)
(43)%
46,400
69,800
(23,400)
(34)%

SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International
Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe
EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Adjusted EBITDA margin:
We define Adjusted EBITDA margin as a percentage of the Company's consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

Earnings (Loss) Before Interest, Taxes, Depreciation,
And Amortization ("EBITDA") Reconciliation
(A) Manufacturing
interest
expense
is
the
net
interest
expense
primarily
generated
for
borrowings
that
support
the
manufacturing
and
corporate
operations,
adjusted
to
eliminate
intercompany
interest
expense
with
our
Financial
Services
segment.
The
following
table
reconciles
Manufacturing
interest
expense
to
the
consolidated
interest
expense
(in millions)
Quarter Ended
April 30, 2015
Quarter Ended
April 30, 2014
Loss from continuing operations attributable to NIC, net
of tax
$(64)
$(298)
Plus:
Depreciation and amortization expense
74
99
Manufacturing interest expense
(A)
57
57
Less:
Income tax benefit (expense)
(18)
(23)
EBITDA
$85
$(119)
Interest expense
75
74
Less:  Financial services interest expense
18
17
Manufacturing interest expense
$57
$57

Adjusted EBITDA Reconciliation
* For more detail on the items noted, please below footnotes (A),(C),(D),(E)
(in millions)
Quarter Ended
April 30,  2015
EBITDA (reconciled above)
$85
Less significant items of:
Adjustments to pre-existing warranties*
18
Asset impairment charges*
1
Other restructuring charges and strategic initiatives
2
Gain on settlement*
(10)
Brazil truck business actions*
6
Total adjustments
17
Adjusted EBITDA
$102
Adjusted EBITDA margin
3.8%

Significant Items
(A) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from
historic
and
expected
trends.
Our
warranty
liability
is
generally
affected
by
component
failure
rates,
repair
costs,
and
the
timing
of
failures.
Future
events
and
circumstances
related
to
these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.
(B) In the second quarter of 2015, the Truck segment recognized charges of $12 million for the acceleration of depreciation of certain assets related to the foundry facilities.
(C)
In
the
second
quarter
of
2015,
the
Company
concluded
it
had
a
triggering
event
related
to
certain
operating
leases,
as
a
result,
the
Truck
segment
recorded
$1
million
of
asset
impairment
charges
(D)
In
the
second
quarter
of
2015,
the
Global
Operations
segment
recognized
a
$10
million
gain
resulting
from
a
customer
settlement,
which
includes
an
offsetting
restructuring
charge
of
$4
million.
(E)
In
the
second
quarter
of
2015
our
Global
Operations
segment
recorded
$6
million
in
inventory
charges
to
right
size
the
Brazil
Truck
business.
The above items did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.
(in millions)
Quarter Ended
April 30,
Expense (income):
2015
Adjustments to pre-existing warranties
(A)
$18
Accelerated depreciation
(B)
12
Asset impairment charges
(C)
1
Other restructuring charges and strategic initiatives
2
Gain on settlement
(D)
(10)
Brazil truck business actions
(E)
6

Manufacturing Segment Cash and Cash Equivalents
and Marketable Securities Reconciliation
2007
2008
2009
2010
2011
2012
2013
Oct. 31,
Oct. 31,
Oct. 31,
Oct. 31,
Oct. 31,
Oct. 31,
Oct. 31,
(in millions)
Manufacturing Operations:
Cash and cash equivalents
$716
$775
$1,152
$534
$488
$1,059
$727
Marketable securities
6
2
—
566
698
446
796
Manufacturing Cash and cash equivalents and Marketable
securities
$722
$777
$1,152
$1,100
$1,186
$1,505
$1,523
Financial Services Operations:
Cash and cash equivalents
$61
$86
$60
$51
$51
$28
$28
Marketable securities
—
—
—
20
20
20
34
Financial Services Cash and cash equivalents and
Marketable securities
$61
$86
$60
$71
$71
$48
$62
Consolidated Balance Sheet
Cash and cash equivalents
$777
$861
$1,212
$585
$539
$1,087
$755
Marketable securities
6
2
—
586
718
466
830
Consolidated Cash and cash equivalents and Marketable
securities
$783
$863
$1,212
$1,171
$1,257
$1,553
$1,585

Manufacturing Segment Cash and Cash Equivalents
and Marketable Securities Reconciliation (cont’d)
2014
2015
(in millions)
Jan. 31,
Apr. 30,
Jul. 31,
Oct. 31,
Jan. 31,
Apr. 30,
Manufacturing Operations:
Cash and cash equivalents
$503
$563
$517
$440
$583
$536
Marketable securities
596
497
581
578
150
248
Manufacturing Cash and cash equivalents and
Marketable securities
$1,099
$1,060
$1,098
$1,018
$733
$784
Financial Services Operations:
Cash and cash equivalents
$46
$31
$30
$57
$37
$47
Marketable securities
34
37
37
27
25
25
Financial Services Cash and cash equivalents
and Marketable securities
$80
$68
$67
$84
$62
$72
Consolidated Balance Sheet
Cash and cash equivalents
$549
$594
$547
$497
$620
$583
Marketable securities
630
534
618
605
175
273
Consolidated Cash and cash equivalents and
Marketable securities
$1,179
$1,128
$1,165
$1,102
$795
$856